U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): August 13, 2003




                                 Softstone Inc.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                            (State of Incorporation)

                                    000-29523
                            (Commission File Number)

                                   73-1564807
                           (IRS Employer I.D. Number)

                                111 Hilltop Lane
                              Pottsboro, TX 75076
                                 (903) 786-9618
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item  5.  Other  Events.
------------------------

     On August 13, 2003, Softstone Inc. filed its Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware (1) changing its name to "TS Electronics, Inc." and consolidating the common stock of the corporation.

     The stock consolidation to 600,000 shares, $0.001 par value, effective August 14, 2003, consolidates each 21.8045 outstanding shares to one share, with fractional shares being rounded up or down to the nearest whole number.

     The amendments to the company's Certificate of Incorporation were duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)  Financial  Statements.

     None

(b)     Exhibits.

     Number               Description
     ------               -----------

      3(i) Certificate of Amendment of Certificate of Incorporation of Softstone Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOFTSTONE  INC.


                                       By:/s/  Keith  P.  Boyd
Date:  August  15,  2003                  --------------------------------------
                                          Keith P. Boyd, President and  Director

                                 Softstone Inc.

                          Commission File No. 000-29523


                              EXHIBITS TO FORM 8-K
                                 CURRENT REPORT
        Date of Report (date of earliest event reported): August 13, 2003


The  following  exhibits  are  filed  with  this  Form  8-K:

Number                        Description
------                        -----------

 3(i)     -     Certificate of  Amendment  of  Certificate  of  Incorporation of
                Softstone  Inc.

                                    Delaware
                                The First State

                                                                          PAGE 1





     I,  HARRIET  SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY  CERTIFY  THE  ATTACHED  IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT  OF  "SOFTSTONE  INC.", CHANGING ITS NAME FROM "SOFTSTONE INC." TO "TS

ELECTRONICS,  INC.",  FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF AUGUST, A.D.

2003,  AT  2:28  O'CLOCK  P.M.

     A  FILED  COPY  OF  THIS  CERTIFICATE  HAS BEEN FORWARDED TO THE NEW CASTLE

COUNTY  RECORDER  OF  DEEDS.




                                [SEAL]

                                /s/  Harriet  Smith  Windsor
                                ------------------------------------------------
                                Harriet  Smith  Windsor,  Secretary  of  State

2998297  8100                   AUTHENTICATION:  2581565

030528918                       DATE:  08-13-03


                                                                    Exhibit 3(i)
                                                               Page 1 of 2 Pages

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 02:28 PM 08/13/2003
                                                       FILED 02:28 PM 08/13/2003
                                                    SRV 030528918 - 2998297 FILE


                                State of Delaware
                          Certificate of Amendment of
                        Certificate of Incorporation of
                                Softstone, Inc.

First: That at a meeting of the board of directors of Softstone, Inc. resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and, because of time limitations, to be submitted to stockholders for their written consent in lieu of a meeting for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

     Resolved, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "1" so that, as amended, said Article shall be and read as follows:

          "1.  The  name  of  the  corporation  is  TS  Electronics,  Inc."

And Resolved Further, that the Certificate of Incorporation of this corporation be amended by adding an Article thereof numbered "11" which shall be and read as follows:

          "11. All shares of Common stock of this corporation issued and outstanding on August 11, 2003 shall be consolidated, pro rata, to 600,000 shares with any fractional shares so obtained being rounded up or down to the nearest whole number."

Second: That thereafter, pursuant to resolution of its board of directors, in accordance with Section 228 of the General Corporation Law of the State of Delaware and by the written consent of stockholders in lieu of a meeting, the necessary number of shares as required by statute were obtained in favor of the amendments.

Third: That said amendments were duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendments.

                                        By:/s/  Keith  P.  Boyd
                                           -------------------------------------
                                           (Authorized  Officer)
                                           Name:  Keith  P.  Boyd,  President



                                                                    Exhibit 3(i)
                                                               Page 2 of 2 Pages